Exhibit 99

For further information, contact:
Timothy Dimond, Chief Financial Officer
Technology Solutions Company
312.228.4500
tim_dimond@techsol.com

Technology Solutions Company
Announces Appointment of Grant Thornton LLP as Independent Accountants

CHICAGO, April 7, 2003 — Technology Solutions Company (TSC) (Nasdaq: TSCC), a leading systems integration and business consulting firm, today announced that the Audit Committee of its Board of Directors has appointed Grant Thornton LLP as the Company’s independent auditor, effective April 3, 2003.

The decision to replace PricewaterhouseCoopers LLP as the Company’s independent accountants comes after a thorough analysis conducted by the Board of Directors, its Audit Committee and the management of the Company, and is based on the Company’s overall plan to cut costs in the face of the significant downturn in overall demand for IT consulting services. Based on the results of an analysis of both quality of services and costs, the Audit Committee chose the firm of Grant Thornton LLP to be the new independent accountants for the Company. “We believe that Grant Thornton and the specific engagement team assigned to TSC can provide us with the high quality, thorough and independent auditing services which we require,” said Stephen B. Oresman, Chairman of the Audit Committee of Technology Solutions Company.

Both management and the Audit Committee of the Company expressed appreciation for the work performed by the firm of PricewaterhouseCoopers LLP. “PricewaterhouseCoopers has provided us with high-quality audit services for more than 11 years, and we appreciate the excellent work they have done during this tenure,” said Timothy P. Dimond, Chief Financial Officer, Technology Solutions Company.

About Technology Solutions Company

Delivering business benefits to companies worldwide through process and technology expertise, Technology Solutions Company (TSC) is a leading systems integration and business consulting firm that focuses on rapid results. TSC’s core competencies include: enterprise resource management, supply chain management, customer relationship management, support services, and change management and training. Its services span the entire technology lifecycle - from strategy definition and planning; through implementation and integration; to extended support.

Headquartered in Chicago, TSC has worked with more than 800 clients worldwide, including 59 of the Fortune 100. For more information, please visit www.techsol.com.

ASSUMPTIONS UNDERLYING CERTAIN FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS

This press release contains or may contain certain forward-looking statements concerning the Company’s financial position, results of operations, cash flows, business strategy, budgets, projected costs and plans and objectives of management for future operations as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” and other similar expressions. These forward-looking statements involve significant risks and uncertainties. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, readers, investors and others are cautioned that no assurance can be given that such expectations will prove correct and that actual results and developments may differ materially from those conveyed in such forward-looking statements. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements in this press release include, among others, the Company’s ability to manage the pace of technological change, the Company’s ability to manage the current downturn in its industry and the economy in general, the Company’s ability to manage growth and attract and retain employees in the event the economy turns around, the Company’s ability to accommodate a changing business environment, general business and economic conditions in its operating regions, market conditions and competitive and other factors, the Company’s ability to continue to attract new clients and sell additional work to existing clients and the Company’s ability to manage costs and headcount relative to expected revenues, all as more fully described the Company’s periodic reports filing with the Securities and Exchange Commission from time to time. Such forward-looking statements speak only as of the date on which they are made and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. If the Company does update or correct one or more forward-looking statements, readers, investors and others should not conclude that the Company will make additional updates or corrections with respect thereto or with respect to other forward-looking statements. Actual results may vary materially.

###